United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021 (March 17, 2021)

PureCycle Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive, Suite 650, Orlando, Florida	32822
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 648-3565

Roth CH Acquisition I Co. Parent Corp. 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 17, 2021 (the “Closing Date”), Roth CH Acquisition I Co., a Delaware corporation (both prior to and after the Closing Date, “ROCH”) consummated the previously announced business combination (“Business Combination”) with PureCycle Technologies LLC, a Delaware limited liability company (“PureCycle”). In connection with the closing of the Business Combination, the registrant changed its name from Roth CH Acquisition I Co. Parent Corp. (“ParentCo”) to PureCycle Technologies, Inc. (“PCT”). PCT will continue the existing business operations of PureCycle as a publicly traded company.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “PCT,” “we,” “us,” and “our” refer to PureCycle Technologies, Inc., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”) and the term “ParentCo” refers to PureCycle Technologies, Inc., and its subsidiaries prior to the Closing Date and without giving effect to the Closing.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Transactions (as defined below) and various other transactions and events contemplated by the Merger Agreement (as defined below) which took place on the Closing Date and is incorporated herein by reference. In addition, the information contained in ParentCo’s registration statement on Form S-1 (File No. 333-251034) initially filed with the Securities and Exchange Commission (the “Commission”) on November 30, 2020 (as amended, the “Form S-1”) under the headings “Prospectus Summary—Other Agreements Relating to the Business Combination,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “PCT Executive Compensation—Employment Agreements/Arrangements with our NEOs” is incorporated herein by reference.

Second Supplemental Indenture

In connection with the Closing, PCT, ROCH, PureCycle, and U.S. Bank, National Association, as trustee and collateral agent, entered into a supplemental indenture (the “Second Supplemental Indenture”) pursuant to which (i) ROCH and PCT agreed to guarantee PureCycle's obligations under the Convertible Notes (as defined in the Form S-1) and (ii) PCT unconditionally assumed all of PureCycle’s obligations under the Convertible Notes and the Magnetar Indenture (as defined in the Form S-1) relating to, among other things, PureCycle's obligations relating to the authorization, issuance and delivery of the PCT common stock, par value $0.001 (the “Common Stock”), issuable upon conversion of the Convertible Notes.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Second Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.5 and is incorporated herein by reference.

Joinder Agreement to the Note Purchase Agreement

In connection with the Closing, on March 17, 2021, PCT signed the Joinder Agreement (the “Joinder Agreement”) to the Note Purchase Agreement (as defined in the Form S-1). The Joinder Agreement made PCT a party to the Notes Purchase Agreement for purposes of the indemnification provisions therein. Execution of the Joinder Agreement was a closing condition to the Merger Agreement.

The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by the full text of the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Indemnification Agreement

On the Closing Date, PCT entered into indemnification agreements, dated as of the Closing Date, with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by PCT of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to PCT or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

A special meeting was held on March 16, 2021, where the ROCH stockholders considered and approved, among other matters, a proposal to adopt the Agreement and Plan of Merger, dated as of November 16, 2020 (the “Merger Agreement”), by and among ROCH, PureCycle, ParentCo, Roth CH Merger Sub LLC, a Delaware limited liability company (“Merger Sub LLC”) and Roth CH Merger Sub Corp., a Delaware corporation (“Merger Sub Corp”), pursuant to which at the Closing, the following transactions (the "Transactions") would occur:

•	Merger Sub Corp merged with and into ROCH (the “RH Merger”), with ROCH surviving the RH Merger as a wholly-owned subsidiary of ParentCo (the “ROCH Surviving Company”);

•	simultaneously with the RH Merger, Merger Sub LLC merged with and into PureCycle (the “PCT Merger”), with PureCycle surviving the PCT Merger as a wholly-owned subsidiary of ParentCo (the “Surviving Company”); and

•	following the PCT Merger, ParentCo contributed to the Surviving Company the proceeds of a concurrent sale of 25,000,000 shares of ROCH common stock (the “ROCH Common Stock”), other than the par value of the ROCH Common Stock, which will have been disbursed to ROCH, within two days following the Closing Date, and ROCH Surviving Company acquired, and ParentCo contributed to ROCH Surviving Company all of the common units of the Surviving Company directly held by ParentCo after the PCT Merger (the “ParentCo Contribution”), such that, following the ParentCo Contribution, Surviving Company shall be a wholly-owned subsidiary of the ROCH Surviving Company.

The material terms and conditions of the Merger Agreement and related agreements are described under the heading “Proposal No. 1 – The Business Combination Proposal – The Merger Agreement” in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Commission on February 12, 2021 by ParentCo, which description is incorporated herein by reference.

At the Special Meeting, holders of 5,100 shares of ROCH common stock sold in its initial public offering (the “public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.00 per share, or an aggregate of approximately $51,024.

The PureCycle unitholders were issued 83,500,000 shares of Common Stock at the Closing. Pursuant to the Merger Agreement, PureCycle unitholders also have the right to receive up to an additional 4,000,000 shares of Common Stock divided into two equal tranches of 2,000,000 shares. The first tranche of 2,000,000 shares is to be received if after six months after the Closing and prior to or as of the third anniversary of the Closing, the closing price of the Common Stock is greater than or equal to $18.00 over any 20 trading days within any 30-trading day period. The second tranche of 2,000,000 shares is to be received upon the Phase II Facility (as defined in the Proxy Statement/Prospectus) becoming operational, as certified by Leidos Engineering, LLC (“Leidos”), an independent engineering firm.

Each outstanding share of ROCH Common Stock was converted into one share of Common Stock. The outstanding warrants of ROCH automatically entitle the holders to purchase shares of Common Stock of the Company upon consummation of the Transactions (the “Warrants”). The outstanding units of ROCH entitle the holder to one share of Common Stock and three-quarters of one Warrant (the “Units”).

Immediately after giving effect to the Transactions (including as a result of the conversions described above), there were 118,322,900 shares of Common Stock, up to 9,828,000 Units and 5,936,625 Warrants issued and outstanding. Upon the Closing, ROCH’s common stock, warrants and units ceased trading, and the Company’s shares of Common Stock, Units and Warrants began trading on the Nasdaq Capital Market under the symbols “PCT,” “PCTTU” and “PCTTW,” respectively. As of the Closing, PureCycle's unitholders owned approximately 70.6% of the Company’s outstanding shares of Common Stock and the former stockholders of ROCH (excluding the investors in the PIPE Placement (as defined below) and Initial Stockholders (as defined in the Proxy Statement/Prospectus) of ROCH) owned approximately 6.5% of the Company’s outstanding shares of Common Stock.

As noted above, the per share conversion price of approximately $10.00 for holders of public shares of ROCH electing conversion was paid out of ROCH’s trust account, which had a balance immediately prior to the Closing of approximately $76.5 million. Following the payment of redemptions and after giving effect to the $250.0 million PIPE financing described below, ROCH had approximately $310.6 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $1.6 million was used to pay certain transaction expenses and approximately $308.3 million became available to PureCycle upon the consummation of the Business Combination.

Investor Rights Agreement

At the Closing, ParentCo, certain PureCycle unitholders representing at least 70% of PureCycle’s outstanding membership interests and certain stockholders of ROCH (including certain ROCH officers, directors and sponsors) entered into an Investor Rights Agreement, which was a closing condition of the parties to consummate the Business Combination. Pursuant to the Investor Rights Agreement, such PureCycle unitholders agreed to vote in favor of two board designees nominated by a majority of such stockholders of ROCH for a period of two years following the Closing Date (the “IRA Designees”), provided that in the event a majority of the holders of the Pre-PIPE Shares (as defined below) choose to select one of the IRA Designees, the majority of such stockholders of ROCH will select one of the IRA Designees and such holders of the Pre-PIPE Shares will select the other. Pursuant to these provisions, ROCH designated Mr. Fernando Musa to assume a seat on PCT’s board of directors upon the consummation of the Business Combination and the holders of the Pre-PIPE Shares designated Mr. Jeffrey Fieler to assume the other seat as an IRA Designee upon the consummation of the Business Combination. The holders of the Pre-PIPE Shares may continue to select an IRA Designee until they no longer hold 10% or more of the outstanding Common Stock. Such PureCycle unitholders have also agreed, subject to certain limited exceptions, not to transfer Common Stock received in the Business Combination except as follows:

•	From and after the six-month anniversary of the Closing Date, each Founder (as defined in the Investor Rights Agreement) may sell up to 20% of such Founder’s Common Stock and each PureCycle unitholder that is not a Founder may sell up to 33.34% of such PureCycle unitholder’s Common Stock.

•	From and after the one-year anniversary of the Closing Date, each Founder may sell up to an additional 30% of such Founder’s Common Stock and each PureCycle unitholder that is not a Founder may sell up to an additional 33.33% of such PureCycle unitholder’s Common Stock.

•	From and after the Phase II Facility becoming operational, as certified by Leidos, an independent engineering firm, each Founder may sell up to an additional 50% of such Founder’s Common Stock and each PureCycle unitholder that is not a Founder may sell up to an additional 33.33% of such PureCycle unitholder’s shares of Common Stock; provided that, in the case of Procter & Gamble, such lock-up will terminate in any event no later than April 15, 2023.

The Investor Rights Agreement also contains registration rights in favor of the PureCycle unitholders and certain ROCH stockholders which (in the case of the ROCH stockholders) are intended to replace the registration rights granted to them at the time of ROCH’s IPO.

This summary is qualified in its entirety by reference to the text of the Investor Rights Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

PureCycle Technologies, Inc. 2021 Equity and Incentive Compensation Plan

At the Special Meeting, the stockholders of ROCH adopted and approved the PureCycle Technologies, Inc. 2021 Equity and Incentive Compensation Plan (the “Equity Plan”). The purpose of the Equity Plan is to allow the Company to provide cash awards and equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, dividend equivalents, and certain other awards, including those denominated or payable in, or otherwise based on, shares of the Common Stock, for the purpose of providing incentives and rewards for service and/or performance to the Company’s non-employee directors, as well as officers, employees and certain consultants of the Company and its subsidiaries. The material features of the Equity Plan are described in the Form S-1 under the heading “PCT Executive Compensation – 2021 Equity and Incentive Compensation Plan” beginning on page 89, and such description is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Equity Plan, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements

In connection with the Business Combination, PureCycle entered into employment agreements with Michael Otworth, Michael Dee and David Brenner (the “Employment Agreements”). The material features of the Employment Agreements are described in the Form S-1 in the section titled “PCT Executive Compensation—Employment Agreements/Arrangements with our NEOs—New Employment Agreements” beginning on page 86 and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Employment Agreements, which are included as Exhibits 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Restricted Stock Agreements

In connection with the Closing, on March 17, 2021, PCT entered into restricted stock agreements with various PureCycle employees who held unvested PureCycle Class C Units at the Closing (the “Restricted Stock Agreements”). The 143,092 outstanding unvested Class C Units will be PCT’s restricted shares, subject to the same vesting schedule and forfeiture restrictions as the unvested PureCycle Class C Units to which they replace. The material features of the Restricted Stock Agreements are described in the Form S-1 in the section titled “PCT Executive Compensation—2021 Equity and Incentive Plan—Summary of the Equity Plan— Restricted Stock” beginning on page 92 and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Form of Restricted Stock Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference

Indemnification Agreement

At the Closing, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

FORM 10 INFORMATION

Forward Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook and prospects of ROCH, PureCycle and/or PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCH, PureCycle and PCT as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors,” those discussed and identified in public filings made with the SEC by ROCH and PCT and the following:

•	PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s ultra-pure recycled polypropylene (“UPRP”) in food grade applications;

•	PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPRP and PCT’s facilities;

•	expectations regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives;

•	PCT’s ability to scale and build Plant 1 in a timely and cost-effective manner;

•	the implementation, market acceptance and success of PCT’s business model and growth strategy;

•	the success or profitability of PCT’s offtake arrangements;

•	PCT’s future capital requirements and sources and uses of cash;

•	PCT’s ability to obtain funding for its operations and future growth;

•	developments and projections relating to PCT’s competitors and industry;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that may be instituted against ROCH or PCT following the consummation of the Business Combination;

•	the ability to recognize the anticipated benefits of the Business Combination;

•	unexpected costs related to the Business Combination;

•	limited liquidity and trading of PCT’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility PCT may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk; and

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on PCT’s business operations, as well as PCT’s financial condition and results of operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to PCT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The business of PCT after the Business Combination is described in the Form S-1 under the heading “Description of PCT Business” beginning on page 65 and that information is incorporated herein by reference.

RISK FACTORS

The risks associated with PCT’s business are described in the Form S-1 under the heading “Risk Factors” beginning on page 23 and are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company. Reference is further made to the disclosure contained in the Form S-1 in the sections entitled “Selected Historical Financial Information of ROCH” beginning on page 15, “Selected Historical Financial Information of PCT” beginning on page 16, “Selected Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 17, “Unaudited Pro Forma Condensed Combined Financial Information beginning on page 40 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 49, which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Form S-1 under the heading “Management’s Discussion And Analysis of Financial Condition And Results of Operations” beginning on page 49 is incorporated herein by reference.

PROPERTIES

The facilities of the Company are described in the Form S-1 in the section entitled “Description of PCT Business—Facilities” beginning on page 75 and such description is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The disclosure contained in the Form S-1 under the heading “Security Ownership of Certain Beneficial Owners and Management” beginning on page 116 is incorporated herein by reference.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Form S-1 under the heading “Combined Company Management” beginning on page 77 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Form S-1 under the heading “PCT Executive Compensation” beginning on page 86 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of the Company are described in the Form S-1 under the heading “Certain Relationships and Related Person Transactions” beginning on page 100 and that information is incorporated herein by reference. The certain relationships and related party transactions of ROCH and ParentCo are described in the Proxy Statement/Prospectus under the heading “Certain Relationships and Related Party Transactions of ROCH” beginning on page 180 and that information is incorporated herein by reference. In addition, on the Closing Date, ROCH reimbursed Roth Capital Partners, LLC (“Roth Capital”) $157,000 in connection with franchise taxes paid by Roth Capital on ROCH’s behalf prior to the Closing Date.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Form S-1 titled “Description of PCT Business—Legal Proceedings” beginning on page 76 and that information is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s shares of Common Stock began trading on the Nasdaq Capital Market under the symbol “PCT”, its Units began trading on the Nasdaq Capital Market under the symbol “PCTTU” and its Warrants began trading on the Nasdaq Capital Market under the symbol “PCTTW” on March 18, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination, in lieu of the common stock, units and warrants of ROCH. The Company has not paid any cash dividends on its shares of Common Stock to date. It is the present intention of the Company’s board of directors to retain future earnings for the development, operation and expansion of its business and the Company’s board of directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Company’s board of directors and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of shares of common stock in connection with the Transactions, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The disclosure contained in the Form S-1 under the heading “Description of Securities to be Registered” beginning on page 106 is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Further information about the indemnification of the Company’s directors and executive officers is set forth in the Form S-1 in the section titled “Description of Securities to be Registered—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 114 and that information is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

PIPE Placement

In connection with the execution of the Merger Agreement, ROCH entered into Subscription Agreements, each dated as of November 16, 2020, with the Subscribers (as defined in the Subscription Agreements), pursuant to which the Subscribers agreed to purchase, and ROCH agreed to sell the Subscribers, an aggregate of 25,000,000 shares of ROCH Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $250.0 million (the “PIPE Placement”).

The PIPE Placement closed immediately prior to the Business Combination on the Closing Date. The placement agents received customary fees in connection with such closing equal to approximately $4.8 million in the case of Roth Capital and approximately $3.4 million each in the case of Craig-Hallum Capital Group LLC and Oppenheimer & Co. Inc. The shares of ROCH Common Stock issued to the Subscribers were exchanged for shares of Common Stock upon consummation of the Business Combination.

The shares issued to the Subscribers in the PIPE Placement on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

This summary is qualified in its entirety by reference to the text of the Subscription Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Closing, ParentCo changed its name to PureCycle Technologies, Inc. and adopted the Amended and Restated Certificate of Incorporation (defined below) and the Amended and Restated Bylaws (defined below) effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Description of the Combined Company's Capital Stock—Comparison of Stockholder Rights” beginning on page 199, which is incorporated herein by reference.

The Company’s Common Stock is listed for trading on the Nasdaq Capital Market under the symbol “PCT.” The Company’s Units are listed for trading on the Nasdaq Capital Market under the symbol “PCTTU.” The Company’s Warrants are listed for trading on the Nasdaq Capital Market under the symbol “PCTTW.”

Amended and Restated Certificate of Incorporation

Upon the Closing, ROCH’s certificate of incorporation was replaced with the amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”), which, among other things:

(A)	changed the Company’s name to “PureCycle Technologies, Inc.” and removed certain provisions related to its status as a special purpose acquisition company;

(B)	increased the Company’s authorized Common Stock to 250,000,000;

(C)	approved the creation of a class of undesignated preferred stock comprising 25,000,000 shares and authorized the Company’s board of directors to approve the issuance and terms thereof by resolution;

(D)	prohibited stockholder action by written consent;

(E)	provided that special meetings of stockholders of the Company may be called at any time only by the Chairman of the board of directors, the Chief Executive Officer or the Secretary at the request of the Chairman, Chief Executive Officer or a majority of the total directors that the Company would have were there no vacancies on the board of directors;

(F)	approved the classification of the board of directors into three separate classes until the first annual meeting of stockholders held after the fifth anniversary of the effectiveness of the Amended and Restated Certificate of Incorporation adopted in connection with the Business Combination (the “Sunset Date”), with directors in each class serving a three-year term;

(G)	permitted stockholders to remove a director from office only for cause prior to the Sunset Date;

(H)	required the vote of at least two-thirds of the voting power of the outstanding shares of capital stock to amend or repeal certain provisions of the Amended and Restated Certificate of Incorporation until the Sunset Date; and

(I)	required the vote of at least two-thirds of the voting power of the outstanding shares of capital stock to amend or repeal the Amended and Restated Bylaws prior to the Sunset Date.

The shareholders of ROCH approved the Amended and Restated Certificate of Incorporation at the Special Meeting, which has become the Amended and Restated Certificate of Incorporation of the Company upon the Closing. This summary is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the Amended and Restated Certificate of Incorporation and to make certain other changes that ROCH’s former board of directors deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Second Supplemental Indenture

The information provided pursuant to Item 1.01 of this Current Report on Form 8-K regarding the Second Supplemental Indenture is incorporated into this Item 3.03 by reference.

Item 4.01	Changes in Registrant's Certifying Accountant.

On March 17, 2021, in connection with the consummation of the Business Combination, the audit committee of the Company’s board of directors approved the appointment of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm, subject to satisfactory completion of their client acceptance procedures. GT served as PureCycle’s independent registered public accounting firm prior to the Business Combination. Accordingly, also on March 17, 2021, PCT dismissed Marcum, LLP (“Marcum”) as ROCH’s and ParentCo’s independent registered public accounting firm. This decision was ratified by the Company’s board of directors.

The reports of Marcum on ROCH’s balance sheets as of December 31, 2020 and 2019 and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from February 13, 2019 (inception) through December 31, 2019 and the related notes (collectively referred to as the “ROCH financial statements”) did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The reports of Marcum on the ROCH financial statements contained an explanatory paragraph which noted that there was substantial doubt as to ROCH’s ability to continue as a going concern as ROCH has a working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operation.

During the year ended December 31, 2020 and for the period from February 13, 2019 (inception) through December 31, 2019, and the subsequent interim period through March 17, 2021, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the year ended December 31, 2020 and for the period from February 13, 2019 (inception) through December 31, 2019, and the subsequent interim period through March 17, 2021, neither ROCH nor anyone on its behalf consulted GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ROCH’s financial statements, and neither a written report nor oral advice was provided to ROCH that GT concluded was an important factor considered by ROCH in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

The Company has provided Marcum with a copy of the above disclosures, and Marcum has furnished the Company with a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Marcum’s letter, dated March 19, 2021, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 118,322,900 shares of the Common Stock outstanding. As of such time, our executive officers and directors and their affiliated entities held 15.43% of our outstanding shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At Closing, all incumbent directors and officers of ParentCo and ROCH, Byron Roth, Gordon Roth, Rick Hartfiel, Aaron Gurewitz, John Lipman, Molly Montgomery, Daniel Friedberg and Adam Rothstein, resigned. PCT’s current directors and officers are described in the Form S-1 under the heading “Combined Company Management” beginning on page 77, which disclosure is incorporated by reference herein.

On March 17, 2021, in connection with the Business Combination, the Company adopted the PureCycle Technologies, Inc. 2021 Equity and Incentive Compensation Plan. The material features of the Equity Plan are described in the Form S-1 under the heading “PCT Executive Compensation – 2021 Equity and Incentive Compensation Plan” beginning on page 89, and such description is incorporated herein by reference.

The information contained in Item 1.01 and Item 2.01 to this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 to this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06.	Change in Shell Company Status.

On March 17, 2021, as a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement of ROCH’s Certificate of Incorporation, as amended and restated, each of ROCH and ParentCo ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus under the heading “Proposal No. 1—The Business Combination Proposal” beginning on page 44 which is incorporated herein by reference.

Item 8.01	Other Events.

Upon the Closing, all outstanding shares of ROCH Common Stock were exchanged on a one-for-one basis for shares of the Common Stock. ROCH’s outstanding units were assumed by the Company and became exercisable on the same terms as were contained in such units prior to the Business Combination, with each Unit now consisting of one share of the Common Stock and three-quarters of one redeemable Warrant to purchase the Common Stock. ROCH’s outstanding warrants were assumed by the Company and became exercisable for shares of Common Stock on the same terms as were contained in such warrants prior to the Business Combination.

The Company’s Common Stock, Units and Warrants are listed for trading on the Nasdaq Capital Market under the symbols “PCT,” “PCTTU” and “PCTTW,” respectively, and the CUSIP numbers relating to the Company’s common stock, units and warrants are 74623V 103, 74623V 202 and 74623V 111, respectively.

Holders of uncertificated shares of ROCH Common Stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of the Common Stock.

On March 17, 2021, the Company and ROCH issued a joint press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On March 18, 2021, the Company issued an additional press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), PureCycle Technologies LLC’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations, members’ equity, and cash flows for each of the two years in the period ended December 31, 2020, and the related notes are incorporated by reference to such financial statements appearing on pages F-17 to F-42 of the Form S-1.

(b) Pro Forma Financial Information.

In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding PCT to reflect the consummation of the Business Combination are incorporated by reference to such unaudited pro forma condensed combined financial information appearing on pages 40 to 48 of the Form S-1.

(d)	Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of November 16, 2020, by and among Roth CH Acquisition I Co., Roth CH Acquisition I Co. Parent Corp., Roth CH Merger Sub, LLC, Roth CH Merger Sub, Inc. and PureCycle Technologies, LLC. (1)†
3.1	Amended and Restated Certificate of Incorporation of PureCycle Technologies, Inc., filed with the Secretary of State of Delaware on March 17, 2021.(3)
3.2	Amended and Restated Bylaws of PureCycle Technologies, Inc.(3)
4.1	Specimen Common Stock Certificate.(1)
4.2	Specimen Warrant Certificate (included in Exhibit 4.4).(3)
4.3	Specimen Unit Certificate.(3)
4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and Roth CH Acquisition I Co.(3)
4.5	Second Supplemental Indenture, dated as of March 17, 2021, by and between PureCycle Technologies LLC, PureCycle Technologies Holdings Corp., PureCycle Technologies, Inc. and U.S. Bank National Association, in its capacity as trustee and collateral agent.(3)
4.6	Form of 5.875% Convertible Senior Secured Note (included as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.5 to this Current Report on Form 8-K).(3)

Exhibit Number	Description of Exhibit
10.1	Subscription Agreement for the PIPE Placement.(2)
10.2	Form of Investor Rights Agreement. (3)
10.3	PureCycle Technologies, Inc. 2021 Equity and Incentive Compensation Plan.(1)
10.4	Form of Restricted Stock Agreement.(1)
10.5	Form of Indemnification Agreement.(3)
10.6	Joinder Agreement to the Note Purchase Agreement, dated March 17, 2021, by and between PureCycle Technologies LLC and Roth CH Acquisition I Co. Parent Corp.(3)
10.7	CEO Executive Employment Agreement between Michael Otworth and PureCycle Technologies LLC, dated November 14, 2020.(1)
10.8	Executive Employment Agreement between Michael Dee and PureCycle Technologies LLC, dated November 15, 2020.(1)
10.9	Executive Employment Agreement between David Brenner and PureCycle Technologies LLC, dated November 14, 2020.(1)
10.10	Nonqualified Stock Option Agreement, dated March 17, 2021, by and between PureCycle Technologies, Inc. and Michael Dee.(3)
10.11	Form of PureCycle Technologies LLC Restrictive Covenants Agreement.(1)
16.1	Letter of Marcum LLP.*
21.1	Subsidiaries of the Registrant.(3)
99.1	Press Release, dated March 17, 2021.*
99.2	Press Release, dated March 18, 2021.*

(1)       Previously filed as an exhibit to Roth CH Acquisition I Co. Parent Corp.’s Registration Statement on Form S-4, as amended (File No. 333-250847).

(2)       Previously filed as an exhibit to Roth CH Acquisition I Co.’s Current Report on Form 8-K filed on November 16, 2020.

(3)       Previously filed as an exhibit to PureCycle Technologies, Inc.’s (formerly known as Roth CH Acquisition I Co. Parent Corp.’s) Registration Statement on Form S-1, as amended (File No. 333-251034).

*       Filed herewith.

†       Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURECYCLE TECHNOLOGIES, INC.

March 19, 2021	By:	/s/ Brad Kalter
Name: Brad Kalter
Title: General Counsel and Corporate Secretary